Supplement to

CALVERT SMALL CAP VALUE FUND

Calvert Sustainable and Responsible Equity Funds Prospectus Class I
dated January 31, 2010, as revised March 10, 2010

Summary Prospectus (Class I) for Calvert Small Cap Value Fund dated January 31, 2010

Date of Supplement: August 2, 2010

The Board of Directors (the "Board") for Calvert Small Cap Value Fund (the "Fund") has approved the removal of Channing Capital Management, LLC as investment subadvisor to the Fund; and has further approved the assumption of day-to-day management of the Fund by the current investment advisor, Calvert Asset Management Company, Inc., effective as of the close of business on July 30, 2010.

The Board also approved, effective October 29, 2010 or thereafter, changes to the Fund's name, investment objective, investment strategy and benchmark, in connection with the Fund's conversion from a small cap value fund to a small cap core fund. The Board further approved a reduction in the Fund's management fees from 1.00% of the Fund's average daily net assets to 0.95%, effective October 29, 2010 or thereafter.

Accordingly, the following sections in the Prospectus and/or Summary Prospectus are hereby revised as indicated, effective immediately:

Under "Portfolio Management" on page 32 of the Prospectus and page 3 of the Summary Prospectus, the following is added under the sub-section "Investment Advisor," which lists Calvert Asset Management Company, Inc.:
Portfolio Manager Name	Title	Length of Time Managing Fund
Natalie A. Trunow	Senior Vice President, Chief Investment Officer - Equities, Calvert	Since July 2010

Under "Portfolio Management" on page 32 of the Prospectus and page 3 of the Summary Prospectus, the sub-section "Investment Subadvisor" and the information thereunder are deleted.

Under "Management of Fund Investments -- More Information About the Advisor, Subadvisors and Portfolio Managers" on page 65 of the Prospectus, the information relating to Channing Capital Management, LLC for Calvert Small Cap Value Fund is deleted, and the following is added:

Calvert Small Cap Value Fund

Calvert Asset Management Company, Inc.

See "About Calvert".

Natalie A. Trunow has been responsible for the day-to-day management of the Fund since July 2010.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Natalie A. Trunow

Senior Vice President, Chief Investment Officer -- Equities, overseeing investment strategy and management of all Calvert balanced, equity and asset allocation portfolios.

Ms. Trunow joined Calvert as Head, Equities in August 2008. She previously served as the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Portfolio Manager

The following sections in the Prospectus and/or Summary Prospectus are hereby revised as indicated, effective October 29, 2010 or thereafter:

All references to "Calvert Small Cap Value Fund" are changed to "Calvert Small Cap Fund" throughout the Prospectus and Summary Prospectus.

Under "Investment Objective" on page 30 of the Prospectus and page 1 of the Summary Prospectus, the first sentence is deleted and replaced with the following:

The Fund seeks to provide long-term capital appreciation through investment primarily in small-cap common stocks of U.S. companies that meet the Fund's investment criteria, including financial, sustainability and social responsibility factors and, at the time of purchase, are considered by the Advisor to be attractively valued.

Under "Investments, Risks and Performance -- Principal Investment Strategies" on page 30 of the Prospectus and page 1 of the Summary Prospectus, the first sentence of the second paragraph is deleted.

Under "Investments, Risks and Performance -- Principal Investment Strategies" on page 30 of the Prospectus and page 1 of the Summary Prospectus, the following is added after the second paragraph:

The investment process combines active stock selection and systematic portfolio construction to produce a portfolio that is capable of achieving positive excess returns with relatively low active risk relative to the Fund's benchmark.

The Fund seeks to achieve its investment objective by implementing an investment strategy based on the Advisor's stock selection models, which evaluate a broad range of small-cap securities. Position adjustments will take place only to the extent that planned changes to the Fund's investments have a sufficiently greater probability of producing positive excess returns than does the existing portfolio.

Under "Investments, Risks and Performance -- Principal Risks" on page 31 of the Prospectus and page 2 of the Summary Prospectus, the risk disclosures related to "Value Company Risk" and "Valuation Risk" are deleted.

Under "Investments, Risks and Performance -- Performance" on page 31 of the Prospectus and page 2 of the Summary Prospectus, the following is added as a footnote to the "Average Annual Total Returns" table:

The Fund changed its broad-based benchmark to the Russell 2000 Index from the Russell 2000 Value Index in connection with the Fund's change from a small-cap value fund to a small-cap core fund. The new benchmark is more consistent with the Fund's portfolio construction process and represents a more accurate reflection of the Fund's anticipated risk and return patterns.